Exhibit 1.1
Leonardo DRS, Inc.
Common Stock

Form of Underwriting Agreement
[Date]
[Name[s] of Underwriter[s]]
[As representative[s] (the “Representative[s]”) of the [several] Underwriter[s]
named in Schedule I hereto]
[Address[es]]
Ladies and Gentlemen:
Leonardo US Holding, LLC (the "Selling Stockholder[s]"), as a stockholder of Leonardo DRS, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated in this agreement (this “Agreement”), to sell to [[Name of Underwriter]/[the Underwriter[s] named in Schedule I hereto] (the "Underwriter[s]") an aggregate of [Number of Shares] shares (the "Firm Shares") and, at the election of the Underwriter[s], up to [Number of Shares] additional shares (the "Optional Shares") of common stock, par value $0.01 per share ("Stock"), of the Company. The Firm Shares and the Optional Shares that the Underwriter[s] elect to purchase pursuant to Section 2 hereof are herein collectively called the "Shares".
1. (a)    The Company represents and warrants to, and agrees with, [each of] the Underwriter[s] that:
(i)An automatic shelf registration statement on Form S–3 (File No. 333–[•]) covering the registration of the Shares and the offer and sale thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the “Act”) has been filed with the Securities and Exchange Commission (the "Commission"); the registration statement became effective upon filing with the Commission in accordance with Rule 462(e) under the Act; no stop order suspending the effectiveness of the registration statement has been issued and no proceeding for that purpose or pursuant to Section 8A under the Act has, to the Company’s knowledge, been initiated or threatened by the Commission; and the Company is a well-known seasoned issuer (as defined in Rule 405 under the Act) eligible to use the registration statement as an automatic shelf registration statement and the Company has not received notice that the Commission objects to the Company’s use of the registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act (any preliminary prospectus, including any preliminary prospectus supplement, filed with the Commission pursuant to Rule 424(b) under the Act is hereinafter called a “Preliminary Prospectus”; the registration statement, which became effective immediately upon filing, as amended to the date of this Agreement, including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430B under the Act is hereinafter collectively called the "Registration Statement"; the Preliminary Prospectus relating to the Shares that was filed prior to the Applicable Time (as defined in Section 1(a)(iii) hereof) and omitted information pursuant to Rule 430B under the Act (or in the form first made available to the Underwriter[s] by the Company to meet requests of purchasers pursuant to Rule 173 under the Act) is hereinafter called the "Pricing Prospectus"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act (or in the form first made available to the Underwriter[s] by the Company to meet requests of purchasers pursuant to Rule 173 under the Act), is hereinafter called the "Prospectus"; and any reference in this Agreement to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the document incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the effective of the Registration Statement or the date of such Preliminary Prospectus or the Prospectus, as the case may be; any oral or written communication with potential investors undertaken in reliance on Rule 163B under the Act is hereinafter called a “Testing-the-Waters Communication”; and any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Act is hereinafter called a “Written Testing-the-Waters Communication”; and any "issuer free writing prospectus" as defined in Rule 433 under the Act relating to the Shares is hereinafter called an "Issuer Free Writing Prospectus");
(ii)(A) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and (B) each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information (as defined in Section 9(c) of this Agreement);
(iii)For the purposes of this Agreement, the "Applicable Time" is __:__ [[a.m.]/[p.m.]] (Eastern time) on the date of this Agreement; the Pricing Prospectus, as supplemented by the information listed on Schedule II(b) hereto, taken together (collectively, the "Pricing Disclosure Package"), as of the Applicable Time, did not, and as of each Time of Delivery (as defined in Section 4(a) of this Agreement) will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus and each Written Testing-the-Waters Communication does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus, and each Issuer Free Writing Prospectus and each Written Testing-the-Waters Communication, as supplemented by and taken together with the Pricing Disclosure Package, as of the Applicable Time, did not, and as of each Time of Delivery, will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in reliance upon and in conformity with the Underwriter Information;
(iv)The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement, as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, and as of each Time of Delivery, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information;
(v)Neither the Company nor any of its subsidiaries has, since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus, (i) sustained any material loss or interference with its business, taken as a whole, from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole, in each case otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, there has not been (x) except as disclosed in or contemplated by the Pricing Prospectus and the Prospectus, any change in the capital stock (other than as a result of (i) the exercise or settlement (including any “net” or “cashless” exercises or settlements), if any, of stock options, restricted stock units, incentive units or other equity awards, or the award, if any, of stock options, restricted stock, restricted stock units, incentive units or any other equity awards, in each case, in the ordinary course of business pursuant to the Company’s equity plans that are described in the Pricing Prospectus and the Prospectus, (ii) the repurchase of shares of capital stock upon termination of the holder’s employment or service with the Company pursuant to agreements providing for an option to repurchase or a right of first refusal on behalf of the Company that are described in the Pricing Prospectus and Prospectus or (iii) the issuance, if any, of stock upon the exercise or conversion of Company securities as described in the Pricing Prospectus and the Prospectus) or any material change in long-term or short-term debt of the Company or any of its subsidiaries or (y) any Material Adverse Effect (as defined below); as used in this Agreement, “Material Adverse Effect” shall mean any material adverse change or effect, or any development involving a prospective material adverse change or effect, in or affecting (i) the business, properties, general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, except as set forth or contemplated in the Pricing Prospectus, or (ii) the ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated in the Pricing Prospectus and the Prospectus;

(vi)The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Pricing Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are, to the Company’s knowledge, held by them under valid, subsisting and enforceable leases (subject to (A) bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors generally; (B) the application of general principles of equity (including without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether enforcement is considered in proceedings at law or in equity); and (C) applicable law and public policy with respect to rights to indemnity and contribution) with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;
(vii)Each of the Company and each of its subsidiaries has been (i) duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the Pricing Prospectus, and (ii) duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except, in the case of this clause (ii), where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;
(viii)The Company has an authorized capitalization as set forth in the Pricing Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and conform, in all material respects, to the description of the Stock contained in the Pricing Disclosure Package and the Prospectus; and all of the issued shares of capital stock of each significant subsidiary (as defined in Rule 1-02 of Regulation S-X under the Act) of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except, in the case of any foreign subsidiary, for directors’ qualifying shares) are owned directly or indirectly by the Company, free and clear of all material liens, encumbrances, equities or claims, except for such liens or encumbrances described in the Pricing Prospectus and the Prospectus;
(ix)The compliance by the Company with this Agreement and the consummation of the transactions contemplated in this Agreement and the Pricing Prospectus will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (A) any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except, in the case of this clause (A), for such defaults, breaches, or violations that would not, individually or in the aggregate, have a Material Adverse Effect, (B) the certificate of incorporation or by-laws (or other applicable organizational document) of the Company or any of its significant subsidiaries (as defined in Rule 1-02 of Regulation S-X under the Act), or (C) any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except, in the case of this clause (C), for such conflicts, defaults, breaches, or violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except such as have been obtained under the Act, the approval by the Financial Industry Regulatory Authority ("FINRA") of the underwriting terms and arrangements and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriter[s];
(x)The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not require with respect to the Company or any subsidiary of the Company any license, consent, approval, action, order, authorization, permit, or registration, or declaration of, or filing with, any governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, including under the (i) National Industrial Security Program Operating Manual notification requirements (as codified at 32 CFR Part 117); (ii) notice requirements under the International Traffic in Arms Regulations and any other export control laws of the United States; and (iii) notification requirements in accordance with the Cost Accounting Standards (as defined in the Federal Acquisition Regulations, 48 CFR Chapter 99), except those that have been obtained or where the failure to obtain such license, consent, approval, action, order, authorization or permit of, or registration, declaration or filing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and except as contemplated in Section 1(a)(ix);
(xi)Neither the Company nor any of its significant subsidiaries is (i) in violation of its certificate of incorporation or by-laws (or other applicable organizational document), (ii) in violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, or (iii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of the foregoing clauses (ii) and (iii), for such defaults as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;
(xii)The statements set forth in the Registration Statement under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock, and in the Registration Statement under the caption “Description of Capital Stock – Commitment Letter and Proxy Agreement” and in the Pricing Prospectus and Prospectus under the caption "Material U.S. Federal Tax Considerations for Non-U.S. Holders" and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;

(xiii)Other than as set forth in the Pricing Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries or, to the Company's knowledge, any officer or director of the Company is a party or of which any property or assets of the Company or any of its subsidiaries or, to the Company's knowledge, any officer or director of the Company is the subject which, if determined adversely to the Company or any of its subsidiaries (or such officer or director), would individually or in the aggregate reasonably be expected to have a Material Adverse Effect; and, to the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or others;
(xiv)The Company is not an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");
(xv)At the time of filing the Registration Statement, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Shares, and at the date hereof, the Company was not and is not an "ineligible issuer," in each case as defined in Rule 405 under the Act;
(xvi)At the time of filing the Registration Statement, at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) made any offer relating to the Securities in reliance on the exemption of Rule 163 under the Act, and at the date hereof, the Company was and is a “well-known seasoned issuer” as defined in Rule 405 under the Act;
(xvii)KPMG LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;
(xviii)Ernst & Young LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;
(xix)The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), that (i) complies with the requirements of the Exchange Act, (ii) has been designed by the Company's principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles applied in the United States (“GAAP”), (iii) is sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (iv) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement is accurate; and the Company's internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting;
(xx)Since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus, there has been no change in the Company's internal control over financial reporting that has materially and adversely affected, or is reasonably likely to materially and adversely affect, the Company's internal control over financial reporting;
(xxi)The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company's principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective;
(xxii)There is and has been no failure on the part of the Company or, to the Company’s knowledge, any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications;
(xxiii)This Agreement has been duly authorized, executed and delivered by the Company;
(xxiv)None of the Company or any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) made, offered, promised or authorized any unlawful contribution, gift, entertainment or other unlawful expense (or taken any act in furtherance thereof); (ii) made, offered, promised or authorized any direct or indirect unlawful payment; or (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, the Bribery Act 2010 of the United Kingdom, the Corruption of Foreign Public Officials Act (Canada) or any other applicable anti-bribery or anti-corruption law;
(xxv)The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with the requirements of applicable anti-money laundering laws, including, but not limited to, the Bank Secrecy Act of 1970, as amended by the USA PATRIOT ACT of 2001, and the rules and regulations promulgated thereunder, and the anti-money laundering laws of the various jurisdictions in which the Company and its subsidiaries conduct business (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened;

(xxvi)None of the Company or any of its subsidiaries or their respective directors or officers, nor, to the knowledge of the Company, any agent, employee or affiliate of the Company or any of its subsidiaries is currently a person with whom dealings are prohibited or restricted under any sanctions administered or enforced by the U.S. Government, including, without limitation, those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), or the U.S. Department of State, the European Union, His Majesty’s Treasury, or the United Nations Security Council (collectively, “Sanctions” and such persons, each a “Sanctioned Person”), nor is the Company or any of its subsidiaries located, organized, or resident in a country or territory that is the subject or target of comprehensive Sanctions (a “Sanctioned Country”), and the Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with or involving any Sanctioned Person or Sanctioned Country or (ii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions;
(xxvii)The Company and its subsidiaries are and have been at all times in compliance with applicable Sanctions and export control laws, including, but not limited to, the export control laws administered by the U.S. Department of Commerce, the Bureau of Industry and Security, and the U.S. Department of State, and the Directorate of Defense Trade Controls; and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to Sanctions or applicable export control laws is pending or, to the knowledge of the Company, threatened;
(xxviii)The financial statements included or incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus, together with the related schedules and notes, present fairly, in all material respects, the financial position of the Company and its subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its subsidiaries for the periods specified; said financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved. The supporting schedules, if any, present fairly in all material respects and in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included or incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus present fairly, in all material respects, the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included or incorporated by reference therein. Except as included or incorporated by reference therein, no historical or pro forma financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the Pricing Prospectus or the Prospectus under the Act or the rules and regulations promulgated thereunder. All disclosures contained in the Registration Statement, the Pricing Prospectus and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Act, to the extent applicable. The pro forma financial information and the related notes contained in the Registration Statement, the

Pricing Prospectus and the Prospectus have been prepared in accordance with the applicable requirements of the Act and the Exchange Act, as applicable, and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Registration Statement, the Pricing Prospectus and the Prospectus;
(xxix)The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are, in the Company’s reasonable judgment, prudent and customary in the businesses in which they are engaged; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect;
(xxx)Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and each of its subsidiaries have filed all federal, state, local and non-U.S. tax returns required to be filed through the date hereof, subject to permitted extensions, and have paid all taxes due thereon. No tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company have knowledge of any tax deficiency which could reasonably be expected to be determined adversely to the Company or its subsidiaries and which could reasonably be expected to have) a Material Adverse Effect;
(xxxi)Each of the Company and its subsidiaries has all requisite power and authority, and all necessary consents, certificates, approvals, authorizations, orders, registrations, qualifications, licenses and permits (each a “Consent”) issued by the appropriate state, federal or foreign regulatory or governmental agencies or bodies necessary to own, lease and operate their respective properties and conduct their respective businesses as now being conducted and as described in the Registration Statement, the Pricing Prospectus and the Prospectus except for such Consents the absence of which would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such Consent which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect. None of the Consents contain a materially burdensome restriction not in the ordinary course of business or not adequately disclosed in the Pricing Prospectus;
(xxxii)Except as disclosed in the Registration Statement, the Pricing Prospectus or the Prospectus, (a) except in the case of each of (i) and (ii) for any such matters as would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and each of its subsidiaries (i) are and have been in compliance with any and all applicable foreign, federal, state and local laws, rules, regulations, requirements, decisions and orders relating to the protection of human health and safety, pollution, natural resources, the environment or release or threat of release of, or exposure or alleged exposure to Hazardous Materials (as defined below) (“Environmental Laws”), (ii) have received all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses and have been and are in compliance with all terms and conditions of any such permit, license or approval and (iii) are not subject to any actual or potential liability, cost, action, threatened action, suit, claim, investigation or proceeding under or relating to any Environmental Laws, including for the investigation or remediation of any disposal or release of or exposure to Hazardous Materials, and have no knowledge of any event or condition that would reasonably be expected to result in any such matter, (b) except regarding which it is reasonably believed no monetary sanctions of $300,000 or more will be imposed, there are no proceedings that are pending, or that are known to be contemplated, against the Company or any of its subsidiaries under any Environmental Laws in which a foreign, federal, state or local governmental entity is also a party, and (c) neither the Company nor any of its subsidiaries has knowledge of any material effect on the capital expenditures, earnings or competitive position of the Company and its subsidiaries resulting from compliance with Environmental Laws, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses, certificates or other authorizations or approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. The term “Hazardous Materials” means any substance, material, chemical, compound, constituent, pollutant, contaminant or waste (including medical waste) in any form, including asbestos or asbestos containing material, bio-hazardous material, toxic mold, per- and polyfluoroalkyl substances and radioactive materials, regulated or which can give rise to liability under any Environmental Law;
(xxxiii)The Company and its subsidiaries own, or have the right to use or can acquire on commercially reasonable terms, adequate rights to use, all patents, inventions, copyrights, know-how, trade secrets (and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), proprietary processes, algorithms, models and methods, trademarks, service marks, trade names, domain names, logos, data and databases, and other intellectual property rights (collectively, “Intellectual Property”) necessary to carry on their respective businesses as now conducted (the “Company Intellectual Property”), except as would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect. Except as would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect, in the past three years, neither the Company nor any of its subsidiaries has received any written notice or claim of any infringement, misappropriation or other violation of any Intellectual Property of any third party, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by any third party challenging the validity, scope, enforceability or ownership of any Company Intellectual Property owned by the Company or its subsidiaries. Except as would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect, to the knowledge of the Company, there is no infringement, misappropriation or other violation by third parties of any Company Intellectual Property owned by the Company or its subsidiaries. Except as would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries have taken commercially reasonable steps to maintain the confidentiality of all trade secrets and other confidential information owned by the Company or any of its subsidiaries that the Company in its reasonable business judgment wishes to maintain as trade secrets;
(xxxiv)Except as would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (a) the information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases used in the Company’s and its subsidiaries’ business (collectively, “IT Systems”) are adequate for, and operate and perform as required in connection with, the operation of such business as currently conducted, and (b) such IT Systems are, to the knowledge of the Company, free and clear of all bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. Except as would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (a) the Company and its subsidiaries have implemented and maintained reasonable controls, policies, procedures and safeguards to maintain and protect their confidential information and the integrity, continuous operation (including commercially reasonable disaster recovery), redundancy and security of all IT Systems and data (including the data and information (including personally identifiable, sensitive and regulated data) of their respective customers, employees, suppliers and vendors) maintained, processed or stored by the Company and its subsidiaries, and any such data processed or stored by third parties on behalf of the Company and its subsidiaries (collectively, “Company Data”), and (b) to the knowledge of the Company, there have been no security breaches or incidents, unauthorized use, access or disclosure, or other compromise to the IT Systems or Company Data. Except as would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, all contractual obligations and all publicly posted policies of the Company and its subsidiaries, in each case, relating to the privacy, protection or security of IT Systems or Company Data or to the collection, processing, sharing, transfer, usage, disposal or storage of Company Data (“Privacy Legal Obligations”). Except as would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect, in the past three years, neither the Company nor any of its subsidiaries has received any notice, request or other communication from any governmental or regulatory authority or claim from any person, or has been subject to any enforcement action, in each case, relating to a breach or alleged breach of Privacy Legal Obligations;
(xxxv)The Company and its subsidiaries possess all certificates, authorizations, permits and facility clearances and their personnel has security clearances issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their businesses except where failure to obtain such certificates, authorizations, permits and clearances would not reasonably be expected to have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, permit or clearance which, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect;
(xxxvi)The Company is in compliance in all material respects with all applicable U.S. government requirements for handling and safeguarding classified information and maintaining the Company’s facility security clearances and personnel security clearances, including those of the Department of Defense (“DoD”) National Industrial Security Program Operating Manual (as codified at 32 CFR Part 117) designed to mitigate against the potential for undue foreign ownership control and influence and with the proxy agreement among the Company, Leonardo S.p.A., the Selling Stockholder, the proxy holders appointed thereby and the DoD, as supplemented by the commitment letter dated February 26, 2021 (the “proxy agreement”); the proxy agreement is in full force and effect and has received all necessary approvals from the DoD; and the composition and governance of the Company’s board of directors and the voting of the shares of the Company’s stock held by the Selling Stockholder comply with the requirements of the proxy agreement;
(xxxvii)To the knowledge of the Company, there is no outstanding allegation of improper or illegal activities arising from any government audit or non-audit review, including without limitation, by the Defense Contract Audit Agency, the Defense Contract Management Agency, or the DoD Inspector General, of the Company or any of its subsidiaries or work performed by the Company or any of its subsidiaries that would have a Material Adverse Effect. To the knowledge of the Company, there are no pending civil or criminal penalties or administrative sanctions arising from a government audit or non-audit review of the Company or any of its subsidiaries or work performed by the Company or any of its subsidiaries, including, but not limited to, termination of contracts, forfeiture of profits, suspension or debarment from doing business with any the United States government or any agency thereof that would have a Material Adverse Effect;
(xxxviii)The Company acknowledges that none of the activities of the Underwriter[s] in connection with the transactions contemplated herein constitutes a recommendation, investment advice, or solicitation of any action by the Underwriter[s] with respect to any entity or natural person;
(xxxix)There are no debt securities, convertible securities or preferred stock issued or guaranteed by the Company or any of its subsidiaries that are rated by any “nationally recognized statistical rating organization”, as such term is defined under Section 3(a)(62) under the Exchange Act; and
(xl)The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.
(b)The Selling Stockholder represents and warrants to, and agrees with, [each of] the Underwriter[s] and the Company that:
(i)All consents, approvals, authorizations and orders necessary for the execution and delivery by the Selling Stockholder of this Agreement referred to below, and for the sale and delivery of the Shares to be sold by the Selling Stockholder hereunder, have been obtained, except for such consents, approvals, authorizations and orders as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriter[s], the approval of the underwriting terms and arrangements by FINRA and the approval for listing on the Nasdaq Global Select Market (the “Exchange”) and except where the failure to obtain any such consent, approval, authorization or order would not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the ability of such Selling Stockholder to consummate the transactions contemplated by this Agreement; and the Selling Stockholder has full right, power and authority to enter into this

Agreement and to sell, assign, transfer and deliver the Shares to be sold by the Selling Stockholder hereunder;
(ii)The sale of the Shares to be sold by the Selling Stockholder hereunder and the compliance by the Selling Stockholder with this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Selling Stockholder (or similar applicable organizational document) or any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder or any of its subsidiaries or any property or assets of the Selling Stockholder, except for any such conflict, breach, violation or default of any of the above (except any applicable organizational document) that would not, individually or in the aggregate, affect the validity of the Shares to be sold by the Selling Stockholder or reasonably be expected to materially impair the ability of the Selling Stockholder to consummate the transactions contemplated by this Agreement; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental body or agency is required for the performance by the Selling Stockholder of its obligations under this Agreement and the consummation by the Selling Stockholder of the transactions contemplated by this Agreement in connection with the Shares to be sold by the Selling Stockholder hereunder, except the registration under the Act of the Shares, the approval of the underwriting terms and arrangements by FINRA, the approval for listing on the Exchange and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriter[s] or such that, if not obtained, would not, individually or in the aggregate, affect the validity of the Shares to be sold by the Selling Stockholder;
(iii)The Selling Stockholder has, and immediately prior to each Time of Delivery (as defined in Section 4 hereof) the Selling Stockholder will have, good and valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code in respect of, the Shares to be sold by the Selling Stockholder hereunder at such Time of Delivery, free and clear of all liens, encumbrances, equities or claims. Upon payment for the Shares to be sold by the Selling Stockholder pursuant to this Agreement, delivery of such Shares, as directed by the Underwriter[s], to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriter[s], (i) assuming DTC does not have notice of any adverse claim with respect to the Shares, DTC shall be a “protected purchaser” of such Shares within the meaning of Section 8-303 of the New York Uniform Commercial Code (the “UCC”) (ii) under Section 8-501 of the UCC, the Underwriter[s] will acquire a valid security entitlement in respect of such Shares, and (iii) assuming that the Underwriter[s] [does/do] not have notice of any adverse claim with respect to the Shares, no action based on an “adverse claim” (within the meaning of Sections 8-102 and 8-105 of the

UCC) to such security entitlement may be successfully asserted against the Underwriter[s] with respect to such security entitlement; and for purposes of this representation, the Selling Stockholder may assume that when such payment, delivery, registration and crediting occur, (a) the “securities intermediary’s jurisdiction” under Section 8-501 of the UCC with respect to DTC is the State of New York, (b) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (c) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC, and (d) [the/each] Underwriter maintains a securities account with DTC and appropriate entries to those accounts of the [several] Underwriter[s] on the records of DTC will have been made pursuant to the UCC.
(iv)On or prior to the date of the Pricing Prospectus, the Selling Stockholder has executed and delivered to the Underwriter[s] an agreement substantially in the form of Annex II hereto.
(v)The Selling Stockholder has not taken and will not take, directly or indirectly, any action that is designed to or that has constituted or might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares, provided that no representation is made as to any action taken by the Company or [the/any] Underwriter with respect to the Selling Stockholders’ Shares;
(vi)To the extent of any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder pursuant to Item 7 of Form S-3 expressly for use therein (which information is limited to the name of the Selling Stockholder, the number of Shares and the address and other information with respect to the Selling Stockholder included in the “Principal and Selling Stockholders” section of the Registration Statement, such Preliminary Prospectus, the Prospectus and any amendment or supplement thereto (the “Selling Stockholder Information”)), such Registration Statement and Preliminary Prospectus did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;
(vii)In order to document the [Underwriter’s/Underwriters'] compliance with any applicable information reporting, withholding, or other rules or regulations with respect to the transactions herein contemplated, the Selling Stockholder will deliver to you prior to or at the First Time of Delivery a properly completed and executed Internal Revenue Service Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

(viii)The Selling Stockholder will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, (i) to fund or facilitate any activities of or business with any person, or in any country or territory, that, at the time of such funding, is the subject or the target of any Sanctions, or in any other manner, that, in any such case, would result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions, or (ii) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable Money Laundering Laws or any applicable anti-bribery or anti-corruption laws; and
(ix)The Selling Stockholder is not prompted by any material information concerning the Company or any of its subsidiaries that is not disclosed in the Pricing Prospectus to sell its Shares pursuant to this Agreement.
2.Subject to the terms and conditions herein set forth, (a) the Selling Stockholder agrees to sell to [each of] the Underwriter[s], and [each of] the Underwriter[s] agrees[, severally and not jointly,] to purchase from the Selling Stockholder, at a purchase price per share of $[Price], the number of Firm Shares (to be adjusted by you so as to eliminate fractional shares) set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriter[s] shall exercise the election to purchase Optional Shares as provided below, the Selling Stockholder agrees to sell to [each of] the Underwriter[s], and [each of] the Underwriter[s] agrees[, severally and not jointly,] to purchase from the Selling Stockholder, at the purchase price per share set forth in clause (a) of this Section 2 (provided that the purchase price per Optional Share shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Optional Shares), that portion of the number of Optional Shares as to which such election shall have been exercised [(to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that [all of] the Underwriter[s] [is/are] entitled to purchase hereunder].
The Selling Stockholder hereby grants to the Underwriter[s] the right to purchase at [its/their] election up to [Number of Shares] Optional Shares, at the purchase price per share set forth in the paragraph above (provided that the purchase price per Optional Share shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Optional Shares). Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company and the Selling Stockholder, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company and the Selling Stockholder otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

3.Upon the authorization by you of the release of the Firm Shares, the [several] Underwriter[s] propose[s] to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.
4.(a) The Shares to be purchased by [the/each] Underwriter hereunder, in definitive or book-entry form, and in such authorized denominations and registered in such name[s] as the Representative[s] may request upon at least forty-eight hours' prior notice to the Company and the Selling Stockholder shall be delivered by or on behalf of the Selling Stockholder to the Representative[s], through the facilities of the Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Selling Stockholder to the Representative[s] at least forty-eight hours in advance. The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York time, on [Date] or such other time and date as the Representative[s], the Company and the Selling Stockholder may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York time, on the date specified by the Representative[s] in [each] written notice given by the Representative[s] of the [Underwriter’s/Underwriters'] election to purchase such Optional Shares, or such other time and date as the Representative[s], the Company and the Selling Stockholder may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", each such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".
(b)The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriter[s] pursuant to Section 8(m) hereof will be delivered at the offices of Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, New York, New York 10006 (the "Closing Location"), and the Shares will be delivered at the Closing Location, all at such Time of Delivery. A meeting will be held at the Closing Location at 1:00 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.
5.The Company agrees with each [of the] Underwriter[s]:
(a)To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish you with copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary

Prospectus or other prospectus in respect of the Shares, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;
(b)Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation (where not otherwise required) or to file a general consent to service of process in any jurisdiction (where not otherwise required);
(c)Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement (or such other time as may be agreed to by the Representative[s] and the Company) and from time to time, to furnish the Underwriter[s] with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to [the/each] Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case [the/any] Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Shares at any time after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;
(d)(i) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus (the "Company Lock-Up Period"), not to (i) offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, or file with or confidentially submit to the Commission a registration statement under the Act relating to, any securities of the Company that are substantially similar to the Shares, including but not limited to any options or warrants to purchase shares of Stock or any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Stock or such other securities, in cash or otherwise (other than (a) the Shares to be sold hereunder or pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement, (b) the issuance by the Company of shares of Stock, options to purchase shares of Stock, including nonqualified stock options and incentive stock options, and other equity incentive compensation, including restricted stock or restricted stock units, stock appreciation rights, dividend equivalents and Stock-based awards, pursuant to equity plans described in the Pricing Prospectus and the Prospectus, (c) any shares of Stock issued upon the exercise of options or the settlement of restricted stock units or other equity-based compensation described in clause (b) granted under such equity plans described in the Pricing Prospectus and the Prospectus, or under equity plans or similar plans of companies acquired by the Company in effect on the date of acquisition, (d) the filing by the Company of any registration statement on Form S-8 with the Commission relating to the offering of securities pursuant to the terms of such equity plans described in the Pricing Prospectus and the Prospectus, (e) the issuance by the Company of shares of Stock or securities convertible into shares of Stock in connection with an acquisition or business combination, provided that the aggregate number of shares of Stock issued pursuant to this clause (e) during the Lock-Up Period shall not exceed [Percentage]% of the total number of shares of Stock issued and outstanding on the closing date of the offering, and provided further that, in the case of any issuance pursuant to this clause (e), any recipient of shares of Stock shall have executed and delivered to the Representative[s] a lock-up letter as described in Section 8(k)), without the prior written consent of [each of] the [Number] Representative[s];
(e)Upon request of [the/any] Underwriter, to furnish, or cause to be furnished, to [the/such] Underwriter an electronic version of the Company's trademarks, servicemarks and corporate logo for use on the website, if any, operated by [the/such] Underwriter for the purpose of facilitating the on-line offering of the Shares (the "License"); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred or extended to any person other than [the/such] Underwriter; and
(f)If immediately prior to the third anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement, any of the Shares remain unsold by the Underwriter[s], the Company will, prior to the Renewal Deadline, file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Shares, in a form satisfactory to the Representative. If the Company is not eligible to file an automatic shelf registration statement, the Company will, prior to the Renewal Deadline, if it has not already done so, file a new shelf registration statement relating to the Shares, in a form satisfactory to the Representative, and will use its best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. The Company will take all other action necessary or appropriate to permit the issuance and sale of the Shares to continue as contemplated in the expired registration statement relating to the Shares. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be.
6.(a)    The Company represents and agrees that, without the prior consent of the Representative[s], it has not made and will not make any offer relating to the Shares that would constitute a "free writing prospectus" as defined in Rule 405 under the Act; the Selling

Stockholder represents and agrees that, without the prior consent of the Company and the Representative[s], it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus; and [the/each] Underwriter represents and agrees that, without the prior consent of the Company and the Representative[s], it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus required to be filed with the Commission; any such free writing prospectus the use of which has been consented to by the Company and the Representative[s] is listed on Schedule II(a) hereto;
(b)The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show;
(c)The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus or Written Testing-the-Waters Communication any event occurred or occurs as a result of which such Issuer Free Writing Prospectus or Written Testing-the-Waters Communication would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representative[s] and, if requested by the Representative[s], will prepare and furnish without charge to [the/each] Underwriter an Issuer Free Writing Prospectus, Written Testing-the-Waters Communication or other document which will correct such conflict, statement or omission;
(d)The Company represents and agrees that (i) it has not engaged in, or authorized any other person to engage in, any Testing-the-Waters Communications, other than Testing-the-Waters Communications with the prior consent of the Representative[s] with entities that the Company reasonably believes are qualified institutional buyers as defined in Rule 144A under the Act or institutions that are accredited investors as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12) or (a)(13) under the Act and otherwise in compliance with the requirements of Rule 163B under the Act; and (ii) it has not distributed, or authorized any other person to distribute, any Written Testing-the-Waters Communication, other than those distributed with the prior consent of the Representative[s] that [is/are] listed on Schedule II(c) hereto; and the Company reconfirms that the Underwriter[s] [has/have] been authorized to act on its behalf in engaging in Testing-the-Waters Communications;
(e)[The/Each] Underwriter represents and agrees that (i) any Testing-the-Waters Communications undertaken by it were with entities that [the/such] Underwriter reasonably believes are qualified institutional buyers as defined in Rule 144A under the Act or institutions that are accredited investors as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12) or (a)(13) under the Act and otherwise in compliance with the requirements of Rule 163B under the Act and (ii) it will not distribute, or authorize any other person to distribute, any Written Testing-the-Waters Communication, other than those distributed with the prior written authorization of the Company.
7.[The Company and the Selling Stockholder covenant and agree with one another and with the [several] Underwriter[s] that (a) the Selling Stockholder will pay or cause to be paid the following: (i) the fees, disbursements and expenses of counsel for the Selling Stockholder,

(ii) all reasonable and documented expenses and taxes incident to the sale and delivery of the Shares to be sold by the Selling Stockholder to the Underwriter[s] hereunder, (iii) the cost of printing or producing [any Agreement among Underwriters,] this Agreement, any Blue Sky Memorandum, closing documents (including any compilations thereof) in connection with the offering, purchase, sale and delivery of the Shares; (iv) all reasonable and documented expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable and documented fees and disbursements of counsel for the Underwriter[s] (not to exceed, together with the fees and disbursements contemplated in clause (v) below, $35,000) in connection with such qualification and in connection with the Blue Sky survey; (v) the reasonable and documented filing fees incident to, and the fees and disbursements of counsel for the Underwriter[s] in connection with, any required review by FINRA of the terms of the sale of the Shares; (vi) the fee payable to the Commission to register the offering of the Shares with the Commission; and (b) the Company will pay or cause to be paid the following: (i) counsel for the Company and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, any Preliminary Prospectus, any Written Testing-the-Waters Communication, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto (other than the fee contemplated in clause (a)(vi) above) and the mailing and delivering of copies thereof to the Underwriter[s] and dealers; (ii) the cost of preparing stock certificates, if applicable; (iii) the cost and charges of any transfer agent or registrar; and (iv) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section (including road show costs for the Company’s management team). In connection with clause (a)(ii) of the preceding sentence, the Representative agrees to pay New York State stock transfer tax, and the Selling Stockholder agrees to reimburse the Representative[s] for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated, incident to the sale and delivery of the Shares to be sold by the Selling Stockholder to the Underwriter[s] hereunder. It is understood, however, that, except as provided in this Section, and Sections 9 and 12 hereof, the Underwriter[s] will pay (x) all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make; and (y) in connection with any “road show” undertaken in connection with the marketing of the offering of the Shares, the travel, lodging and meal expenses of the Underwriter[s]; provided, however, the Representative[s] and the Company agree that the Underwriter[s] shall pay or cause to be paid fifty percent (50%) of the cost of any aircraft chartered in connection with such road show. It is further understood that the Company shall bear, and the Selling Stockholders shall not be required to pay or to reimburse the Company for, the cost of any other matters not directly relating to the sale and purchase of the Shares pursuant to this Agreement.]
8.The obligations of the Underwriter[s] hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Selling Stockholder herein are, at and as of the Applicable Time and such Time of Delivery, true and correct, the condition that the Company and the Selling Stockholder shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

(a)The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; no stop order suspending or preventing the use of the Pricing Prospectus, Prospectus or any Issuer Free Writing Prospectus shall have been initiated or, to the Company’s knowledge, threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;
(b)Cleary Gottlieb Steen & Hamilton LLP, counsel for the Underwriter[s], shall have furnished to you such written opinion and letter (a form of such opinion and letter is attached as Annex I(a) hereto), dated such Time of Delivery, in form and substance reasonably acceptable to you, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;
(c)Mr. Mark A. Dorfman, general counsel for the Company, shall have furnished to you his written opinion (a form of each such opinion is attached as Annex I(b) hereto), dated such Time of Delivery;
(d)Sullivan & Cromwell LLP, counsel for the Company, shall have furnished to you their written opinion and letter (forms of such opinion and letter are attached as Annex I(c) hereto), dated such Time of Delivery;
(e)[Name and title of Leonardo US Holding, LLC Officer[s]] for Leonardo US Holding, LLC, shall have furnished to you [[his]/[her] written opinion (a form of such opinion is attached as Annex I(d) hereto), dated such Time of Delivery;
(f)[Name of counsel to Leonardo US Holding, LLC], counsel for Leonardo US Holding, LLC, shall have furnished to you their written opinion (a form of each such opinion is attached as Annex I(e) hereto), dated such Time of Delivery;
(g)(A) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, KPMG LLP and Ernst & Young LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, and (B) the Chief Financial Officer of the Company shall have furnished to you a certificate dated the date of this Agreement and each Time of Delivery, in form and substance satisfactory to you;
(h)(i) Neither the Company nor its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Pricing Prospectus, there shall not have been any change in the capital stock (other than as a result of (A) the exercise of stock options or settlement of restricted stock units (including any “net” or

“cashless” exercises or settlements), if any, or the award of stock options, restricted stock units, restricted stock or other awards, in each case pursuant to the Company’s equity plans that are described in the Pricing Prospectus and the Prospectus, (B) the repurchase of shares of capital stock upon termination of the holder’s employment or service with the Company pursuant to agreements providing for an option to repurchase or a right of first refusal on behalf of the Company, in each case pursuant to agreements that are described in the Pricing Prospectus and Prospectus, or (C) the issuance, if any, of stock upon exercise or conversion of Company securities as described in the Pricing Prospectus and the Prospectus) or long-term debt of the Company or any of its subsidiaries or any change or effect, or any development involving a prospective change or effect, in or affecting (x) the business, properties, general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, except as set forth or contemplated in the Pricing Prospectus, or (y) the ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated in the Pricing Prospectus and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Pricing Prospectus and the Prospectus;
(i)On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Pricing Prospectus and the Prospectus;
(j)The Shares to be sold at such Time of Delivery shall have been duly listed on the Exchange;
(k)The Company shall have obtained and delivered to the Underwriter[s] executed copies of an agreement from each person listed on Schedule III hereto, substantially to the effect set forth in Annex II hereto in form and substance satisfactory to you;
(l)The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement (or such other time as may be agreed to by the Representative[s] and the Company); and
(m)The Company and the Selling Stockholder shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and of the Selling Stockholder, respectively, reasonably satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Stockholder, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Stockholder of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (h) of this Section 8.
9.(a)    The Company will indemnify and hold harmless [the/each] Underwriter, against any losses, claims, damages or liabilities, joint or several, to which [the/such] Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any “roadshow” as defined in Rule 433(h) under the Act conducted in connection with the offering of the Shares hereunder (a “roadshow”), any "issuer information" filed or required to be filed pursuant to Rule 433(d) under the Act in connection with the offering of the Shares hereunder or any Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse [the/each] Underwriter for any legal or other expenses reasonably incurred by [the/such] Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus or any Testing-the-Waters Communication, in reliance upon and in conformity with the Underwriter Information.
(b)The Selling Stockholder will indemnify and hold harmless [the/each] Underwriter, against any losses, claims, damages or liabilities, joint or several, to which [the/such] Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any roadshow or any Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto or any Issuer Free Writing Prospectus, or any roadshow or any Testing-the-Waters Communication, in reliance upon and in conformity with the Selling Stockholder Information; and will reimburse [the/each] Underwriter for any legal or other expenses reasonably incurred by [the/such] Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus or any amendment or supplement thereto or any Issuer Free Writing Prospectus in reliance upon and in conformity with the Underwriter Information; provided, further, that the aggregate liability of the Selling Stockholder pursuant to this subsection (b) shall be limited to an amount equal to the proceeds (net of underwriting discounts and commissions but without deducting expenses) received by the Selling Stockholder for the Shares sold under this Agreement.
(c)[The/Each] Underwriter[, severally and not jointly,] will indemnify and hold harmless the Company and the Selling Stockholder against any losses, claims, damages or liabilities to which the Company or the Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any roadshow, or any Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any roadshow, or any Testing-the-Waters Communication, in reliance upon and in conformity with the Underwriter Information; and will reimburse the Company and the Selling Stockholder for any legal or other expenses reasonably incurred by the Company or the Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred. As used in this Agreement with respect to an Underwriter and an applicable document, “Underwriter Information” shall mean the written information furnished to the Company by such Underwriter through the Representative[s] expressly for use therein; it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the sixth paragraph under the caption “Underwriting”, and the information contained in the fourteenth, fifteenth and sixteenth paragraphs under the caption “Underwriting”.
(d)Promptly after receipt by an indemnified party under subsection (a), (b) or (c) of this Section 9 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; provided that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under the preceding paragraphs of this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under the preceding paragraphs of this Section 9. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.
(e)If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriter[s] on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholder on the one hand and the Underwriter[s] on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriter[s] on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholder bear to the total underwriting discounts and commissions received by the Underwriter[s], in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholder on the one hand or the Underwriter[s] on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. [The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e).] [To include if multiple Underwriters.] The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e) (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) the aggregate amount the Selling Stockholder may be required to contribute pursuant to this subsection (b) shall be limited to the amount, if any by which the proceeds (net of underwriting discounts and commissions but without deducting expenses) received by the Selling Stockholder for the Shares sold under this Agreement exceeds the amount of any damages which the Selling Stockholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. [The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint]. [To include if multiple Underwriters.]
(f)The obligations of the Company and the Selling Stockholder under this Section 9 shall be in addition to any liability which the Company and the Selling Stockholder may otherwise have and shall extend, upon the same terms and conditions, to each employee, officer and director of [the/each] Underwriter and each person, if any, who controls [the/any] Underwriter within the meaning of the Act and each broker-dealer or other affiliate of [the/any] Underwriter; and the obligations of the Underwriter[s] under this Section 9 shall be in addition to any liability which the respective Underwriter[s] may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and the Selling Stockholder and to each person, if any, who controls the Company or the Selling Stockholder within the meaning of the Act.
10.[(a)    If any Underwriter shall default in its obligation to purchase the Shares that it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties reasonably satisfactory to the Company and the Selling Stockholder to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of all of such Shares, then the Company and the Selling Stockholder shall be entitled to a further period of thirty-six hours within which to procure another party or other parties mutually and reasonably agreeable to them and satisfactory to you to purchase any such Shares that remain on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Stockholder that you have so arranged for the purchase of such Shares, or the Company and the Selling Stockholder notify you that they have so arranged for the purchase of such Shares, you or the Company or the Selling Stockholder shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.
(b)If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter [or Underwriters] as provided in subsection [(a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Selling Stockholder shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder)

of the Shares of such defaulting Underwriter [or Underwriters] for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.
(c)If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter [or Underwriters] as provided in subsection [(a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, or if the Selling Stockholder shall not exercise the right described in subsection (b) above to require non-defaulting Underwriter[s] to purchase Shares of a defaulting Underwriter [or Underwriters], then this Agreement (or, with respect to a Second Time of Delivery, the obligations of the Underwriter[s] to purchase and of the Selling Stockholder to sell the Optional Shares shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholder, except for the expenses to be borne by the Company, the Selling Stockholder and the Underwriter[s] as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.] [To include if multiple Underwriters.]
11.The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholder and the [several] Underwriter[s], as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of [the/any] Underwriter or any controlling person of [the/any] Underwriter, or the Company, or the Selling Stockholder, or any officer or director or controlling person of the Company, or any controlling person of the Selling Stockholder, and shall survive delivery of and payment for the Shares.
12.If this Agreement shall be terminated pursuant to Section 10 hereof, neither the Company nor the Selling Stockholder shall then be under any liability to [the/any] Underwriter except as provided in Sections 7 and 9 hereof; but, if for any other reason any Shares are not delivered by or on behalf of the Selling Stockholder as provided herein, or the Underwriter[s] decline to purchase the Shares for any reason permitted under this Agreement, the Selling Stockholder will reimburse the Underwriter[s] through you for all out-of-pocket expenses approved in writing by you, including reasonably incurred and documented fees and disbursements of counsel, reasonably incurred and documented by the Underwriter[s] in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Stockholder shall then be under no further liability to [the/any] Underwriter except as provided in Sections 7 and 9 hereof.
13.In all dealings hereunder, the Representative[s] shall act on behalf of [each of] the Underwriter[s], and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of [the/any] Underwriter made or given by the Representative[s] [jointly].
In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriter[s] are required to obtain, verify and record information that identifies their respective clients, including the Company and the Selling Stockholder, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriter[s] to properly identify their respective clients.
All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriter[s] shall be delivered or sent by mail, electronic mail, telex or facsimile transmission to [Name of Underwriter[s]], [Address[es]], Attention: [Underwriter Contact[s]]; if to the Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission to [Leonardo US Holding, LLC's Contact[s]]; if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth on the cover of the Registration Statement, Attention: Executive Vice President, General Counsel and Secretary; and if to any stockholder that has delivered a lock-up letter described in Section 8(k) hereof shall be delivered or sent by mail to his or her respective address provided in Schedule III hereto or such other address as such stockholder provides in writing to the Company; provided, however, that any notice to an Underwriter pursuant to Section 9(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its [Underwriter’s/Underwriters'] Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Stockholder by you on request; provided further that notices under subsection 5(d) shall be in writing, and if to the Underwriter[s] shall be delivered or sent by mail, telex or facsimile transmission to you as you at [Name of Underwriter[s]], [Address[es]], Attention: [Underwriter Contact[s]]. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.
14.This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriter[s], the Company and the Selling Stockholder and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company, the Selling Stockholder or [the/any] Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from [the/any] Underwriter shall be deemed a successor or assign by reason merely of such purchase.
15.Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.
16.The Company and the Selling Stockholder acknowledge and agree that (i) the purchase and sale of the Shares pursuant to this Agreement is an arm's-length commercial transaction between the Company and the Selling Stockholder, on the one hand, and the [several] Underwriter[s], on the other, (ii) in connection therewith and with the process leading to such transaction [the/each] Underwriter is acting solely as a principal and not the agent or fiduciary of the Company or the Selling Stockholder, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or the Selling Stockholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether [the/such] Underwriter has advised or is currently advising the Company or the Selling Stockholder on other matters) or any other obligation to the Company or the Selling Stockholder except the obligations expressly set forth in this Agreement and (iv) the Company and the Selling Stockholder has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company and the Selling Stockholder agree that it will not claim that the Underwriter[s][, or any of them,] has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or the Selling Stockholder, in connection with such transaction or the process leading thereto.
17.This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Selling Stockholder and the Underwriter[s], or any of them, with respect to the subject matter hereof.
18.This Agreement and any transaction contemplated by this Agreement and any claim, controversy or dispute arising under or related thereto shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws that would result in the application of any other law than the laws of the State of New York. The Company and the Selling Stockholder agree that any suit or proceeding arising in respect of this Agreement or any transaction contemplated by this Agreement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and the Company and the Selling Stockholder agree to submit to the jurisdiction of, and to venue in, such courts.
19.The Company, the Selling Stockholder and [each of] the Underwriter[s] hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
20.This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.
21.Counterparts may be delivered via facsimile, electronic mail (including any electronic signature complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
22.Notwithstanding anything herein to the contrary, the Company and the Selling Stockholder are authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company and the Selling Stockholder relating to that treatment and structure, without the Underwriter[s] imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, "tax structure" is limited to any facts that may be relevant to that treatment.
23.Recognition of the U.S. Special Resolution Regimes.
(a)In the event that [the/any] Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from [the/such] Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.
(b)In the event that [the/any] Underwriter that is a Covered Entity or a BHC Act Affiliate of [the/such] Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against [the/such] Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.
(c)As used in this section:
“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).
“Covered Entity” means any of the following:
(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
24.“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.
25.Contractual Acknowledgement with Respect to the Exercise of Bail-In Powers.
Notwithstanding and to the exclusion of any other term of this Agreement or any other agreements, arrangements or understandings between the Company and the Underwriter[s], the Company acknowledges and accepts that a BRRD Liability (as defined below) arising under this Agreement may be subject to the exercise of Bail-in Powers (as defined below) by the

Relevant Resolution Authority (as defined below), and acknowledges, accepts and agrees to be bound by:
(a)the effect of the exercise of Bail-in Powers by the Relevant Resolution Authority in relation to any BRRD Liability of the Underwriter[s] (the “Relevant BRRD Party”) to the Company under this Agreement, that (without limitation) may include and result in any of the following, or some combination thereof:
(i)the reduction of all, or a portion, of the BRRD Liability or outstanding amounts due thereon;
(ii)the conversion of all, or a portion, of the BRRD Liability into shares, other securities or other obligations of the Relevant BRRD Party or another person, and the issue to or conferral on the Company of such shares, securities or obligations;
(iii)the cancellation of the BRRD Liability;
(iv)the amendment or alteration of any interest, if applicable, thereon, or the dates on which any payments are due, including by suspending payment for a temporary period; and
(b)the variation of the terms of this Agreement, as deemed necessary by the Relevant Resolution Authority, to give effect to the exercise of Bail-in Powers by the Relevant Resolution Authority.
As used in this section:
“Bail-in Legislation” means in relation to a member state of the European Economic Area which has implemented, or which at any time implements, the BRRD, the relevant implementing law, regulation, rule or requirement as described in the EU Bail-in Legislation Schedule from time to time;
“Bail-in Powers” means any Write-down and Conversion Powers as defined in the EU Bail-in Legislation Schedule, in relation to the relevant Bail-in Legislation;
“BRRD” means Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms;
“BRRD Liability” means a liability in respect of which the relevant Write Down and Conversion Powers in the applicable Bail-in Legislation may be exercised;
“EU Bail-in Legislation Schedule” means the document described as such, then in effect, and published by the Loan Market Association (or any successor person) from time to time at http://www.lma.eu.com; and
“Relevant Resolution Authority” means the resolution authority with the ability to exercise any Bail-in Powers in relation to the Relevant BRRD Party.
If the foregoing is in accordance with your understanding, please sign and return to us (one for the Company and the Representative[s] plus one for each counsel) counterparts hereof,

and upon the acceptance hereof by you, on behalf of [each of] the Underwriter[s], this letter and such acceptance hereof shall constitute a binding agreement among [each of] the Underwriter[s], the Company and the Selling Stockholder. [It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among the Underwriters, the form of which shall be submitted to the Company and the Selling Stockholder for examination, upon request, but without warranty on your part as to the authority of the signers thereof.] [To include if multiple Underwriters.]

Very truly yours,

Leonardo DRS, Inc.

By:
Name: William J. Lynn III
Title: Chief Executive Officer

Leonardo US Holding, LLC

By:
Name:
Title: and

Accepted as of the date hereof

[Name of Underwriter]

By:
Name:
Title:

[Name of Underwriter]

By:
Name:
Title:

[Name of Underwriter]

By:
Name:
Title:
On behalf of [each of] the Underwriter[s]
[Signature Page to Underwriting Agreement]

SCHEDULE I

Underwriter[s]	Total Number of Firm Shares to be Purchased	Number of Optional Shares to be Purchased if Maximum Option Exercised
[Name[s] of Underwriter[s]]
Total

SCHEDULE II
(a)Issuer Free Writing Prospectuses not included in the Pricing Disclosure Package
[Electronic Roadshow dated [Date]]
(b)Information other than the Pricing Prospectus that comprise the Pricing Disclosure Package
The public offering price per share for the Shares is $ . . . . . . .
The number of Shares purchased by the Underwriter[s] is [ . . . ].
[To add any other pricing disclosure.]
(c)Written Testing-the-Waters Communications
[Testing-the-Waters Presentation dated [Date]]

SCHEDULE III

Name of Stockholder	Address

ANNEX II
[FORM OF LOCK-UP AGREEMENT]
Leonardo DRS, Inc.
[Date]
[Name[s] of Underwriter[s]]
[Address[es]]
Re:    Leonardo DRS, Inc. - Lock-Up Agreement
Ladies and Gentlemen:
The undersigned, a stockholder and/or an officer and/or a director, as applicable, of Leonardo DRS, Inc., a Delaware corporation (the “Company”), understands that [Name[s] of Underwriter[s]] as representative[s] (the “Representative[s]”), propose to enter into an underwriting agreement (the “Underwriting Agreement”) on behalf of the [several] Underwriter[s] named in Schedule I to such agreement ([collectively,] the “Underwriter[s]”), with the Company and Leonardo US Holding, LLC (the “Selling Stockholder[s]”), providing for a follow-on public offering (“Public Offering”) of shares of the common stock, par value $0.01 per share, of the Company (the “Shares”), pursuant to a Registration Statement on Form S-3 filed with the Securities and Exchange Commission (the “SEC”).
In consideration of the agreement by the Underwriter[s] to offer and sell the Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of this Lock-Up Agreement and continuing to and including the date 90 days after the date (the “Public Offering Date”) set forth on the final prospectus used to sell the Shares (the “Lock-Up Period”), the undersigned shall not, and shall not cause or direct any of its affiliates to, (i) offer, sell, contract to sell, pledge, grant any option to purchase, lend or otherwise dispose of any Shares of the Company, or any options or warrants to purchase any Shares of the Company, or any securities convertible into, exchangeable for or that represent the right to receive Shares of the Company (such options, warrants or other securities, collectively, “Derivative Instruments”), including without limitation any such Shares or Derivative Instruments now owned or hereafter acquired by the undersigned (collectively, the “Undersigned’s Shares”), (ii) engage in any hedging or other transaction or arrangement (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) which is designed to or which reasonably could be expected to lead to or result in a sale, loan, pledge or other disposition (whether by the undersigned or someone other than the undersigned), or transfer of any of the economic consequences of ownership, in whole or in part, directly or indirectly, of any Undersigned’s Shares, whether any such transaction or arrangement (or instrument provided for thereunder) would be settled by delivery of Shares or other securities, in cash or otherwise (any such sale, loan, pledge or other disposition, or transfer of economic consequences, a “Transfer”) or (iii) otherwise publicly announce any intention to engage in or cause any action or activity described in clause (i) above or transaction or arrangement described in clause (ii) above. The undersigned represents and warrants that the undersigned is not, and has not caused or
Annex II-1

directed any of its affiliates to be or become, currently a party to any agreement or arrangement that provides for, is designed to or which reasonably could be expected to lead to or result in any Transfer during the Lock-Up Period. For the avoidance of doubt, the undersigned agrees that the foregoing provisions shall be equally applicable to any issuer-directed or other Shares the undersigned may purchase in the Public Offering.
If the undersigned is not a natural person, the undersigned represents and warrants that no single natural person, entity or “group” (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), other than a natural person, entity or “group” (as described above) that has executed a Lock-Up Agreement in substantially the same form as this Lock-Up Agreement=, beneficially owns, directly or indirectly, 50% or more of the common equity interests, or 50% or more of the voting power, in the undersigned.
Notwithstanding the foregoing, the undersigned may (a) Transfer or otherwise dispose of the Undersigned’s Shares:
(i)as a bona fide gift or gifts or as a charitable contribution; provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein; and provided further that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (other than a Form 5, which shall not be filed on or prior to the date that is 90 days after the date set forth on the final prospectus used to sell the Shares), reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the Lock-Up Period;
(ii)to any immediate family member (as defined below) of the undersigned or to any trust for the direct or indirect benefit of the undersigned or of any member of the immediate family of the undersigned; provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that no filing under Section 16(a) of the Exchange Act (other than a Form 5, which shall not be filed on or prior date that is 90 days after the date set forth on the final prospectus used to sell the Shares), reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the Lock-Up Period;
(iii)to any beneficiary of or estate of a beneficiary of the undersigned pursuant to a trust, will, other testamentary document or intestate succession or applicable laws of descent, provided that the beneficiary or the estate of a beneficiary thereof agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transaction shall not involve a disposition for value and that no filing under Section 16(a) of the Exchange Act (other than a Form 5, which shall not be filed on or prior to the date that is 90 days after the date set forth on the final prospectus used to sell the Shares), reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the Lock-Up Period;
(iv)to a partnership, limited liability company or other entity of which the undersigned and the immediate family of the undersigned are the legal and beneficial owner of all the outstanding equity securities or similar interests, provided that such partnership, limited liability company or other entity agrees to be bound in writing by the restrictions set forth herein, and provided further that no filing under Section 16(a) of the Exchange Act (other than a Form 5, which shall not be filed on or prior to the date that is 90 days after the date set forth on the final prospectus used to sell the Shares), reporting a reduction in
Annex II-2

beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the Lock-Up Period;
(v)by operation of law, pursuant to a qualified domestic order of a court (including a divorce settlement, divorce decree or separation agreement), provided that the transferee or transferees thereof agree to be bound in writing by the restrictions set forth herein, and provided further that no filing under Section 16(a) of the Exchange Act (other than a Form 5, which shall not be filed on or prior to the date that is 90 days after the date set forth on the final prospectus used to sell the Shares), reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the Lock-Up Period;
(vi)in transactions relating to shares of Common Stock in open market transactions after the completion of the Public Offering, provided that no filing under Section 16(a) of the Exchange Act (other than a Form 5, which shall not be filed on or prior to the date that is 90 days after the date set forth on the final prospectus used to sell the Shares), reporting a reduction in beneficial ownership of such shares of Common Stock, shall be required or shall be voluntarily made during the Lock-Up Period;
(vii)by (A) transfers of shares of Common Stock to the Company upon the “net” or “cashless” exercise of stock options or other equity awards granted pursuant to equity incentive plans described in the Registration Statement or (B) forfeitures of shares of Common Stock to the Company to satisfy tax withholding requirements of the undersigned or the Company upon the vesting, during the Lock-Up Period, of equity based awards granted under equity incentive plans or pursuant to other stock purchase arrangements, in each case described in the Registration Statement; provided that the underlying shares of Common Stock shall continue to be subject to the restrictions on transfer set forth in this Lock Up Agreement, and provided further that, if required, any public report or filing under Section 16(a) of the Exchange Act shall indicate in the footnotes thereto the nature of the transaction;
(viii)pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction made to all holders of the Company’s capital stock after the consummation of the Public Offering, involving a change of control of the Company, or group of persons, shall become, after the closing of the transaction, the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than 50% of total voting power of the voting securities of the Company), provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, the undersigned’s shares of Common Stock shall remain subject to the provisions of this Lock-Up Agreement;
(ix)to the Company in connection with the repurchase by the Company from the undersigned of shares of Common Stock of the Company or Derivative Instruments pursuant to a repurchase right arising upon the termination of the undersigned’s employment with the Company; provided that such repurchase right is pursuant to contractual agreements with the Company; and provided further that, if required, any public report or filing under Section 16(a) of the Exchange Act shall indicate in the footnotes thereto the nature of the transaction;
(x)if the undersigned is a corporation, partnership, limited liability company or other business entity, by (A) distribution of shares of Common Stock or any Derivative
Annex II-3

Instrument to limited partners, general partners, members, stockholders, holders of similar interests of the undersigned (or in each case its nominee or custodian) or to any investment holding company controlled or managed by the undersigned or (B) transfers of shares of Common Stock or any Derivative Instrument to affiliates (as defined in Rule 405 of the Securities Act of 1933, as amended) or other entities controlled or managed by the undersigned or any of its affiliates (other than the Company and its subsidiaries); provided that each distributee and transferee agrees to be bound in writing by the restrictions set forth herein, and provided further that no filing under Section 16(a) of the Exchange Act (other than a Form 5, which shall not be filed on or prior to the date that is 90 days after the date set forth on the final prospectus used to sell the Shares), reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the Lock-Up Period; or
(xi)with the prior written consent of [the/each of the [Number]] Representative[s] on behalf of the Underwriter[s].
(b)enter into a written plan meeting the requirements of Rule 10b5-1 under the Exchange Act relating to the transfer, sale or other disposition of securities of the undersigned, if then permitted by the Company, provided that (i) the securities subject to the plan may not be sold during the Lock-Up Period (except to the extent otherwise allowed pursuant to clause (a) above) and (ii) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by or on behalf of the undersigned or the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Shares may be made under such plan during the Lock-Up Period.
For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage, domestic partnership or adoption, not more remote than first cousin, and “change of control” shall mean any bona fide third-party tender offer, merger, consolidation or other similar transaction approved by the board of directors of the Company the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, other than the Company, shall become, after the closing of the transaction, the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than 50% of total voting power of the voting stock of the Company. In addition, notwithstanding the foregoing, if the undersigned is a corporation, the corporation may transfer the capital stock of the Company to any wholly-owned subsidiary of such corporation or of another corporation that wholly owns the undersigned; provided, however, that in any such case, it shall be a condition to the Transfer that the transferee execute an agreement stating that the transferee is receiving and holding such capital stock subject to the provisions of this Agreement and there shall be no further Transfer of such capital stock except in accordance with this Agreement, and provided further that any such transfer shall not involve a disposition for value. The undersigned now has, and, except as contemplated above, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned’s Shares, free and clear of all liens, encumbrances, and claims whatsoever. [In addition, the undersigned agrees that, without the prior written consent of the Representative[s] on behalf of the Underwriter[s], it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of its Shares or any security convertible into or exercisable or exchangeable for Shares, provided that it may, without the prior written consent of [any of] the Representative[s] on behalf of the Underwriter[s], make any demand for the sale of, or request to sell, all or part of its remaining Shares pursuant to the Registration Rights Agreement, dated as of November 28, 2022, between the Company and the Selling Stockholder as long as no public announcement of any such demand, request or
Annex II-4

proposed offering and sale of Shares is made and no registration statement is filed with the Commission.]1 The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the Transfer of the Undersigned’s Shares except in compliance with the foregoing restrictions.
The undersigned acknowledges and agrees that the Underwriter[s] [has/have] not provided any recommendation or investment advice nor [has/have] the Underwriter[s] solicited any action from the undersigned with respect to the Public Offering of the Shares and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Underwriter[s] may provide certain Regulation Best Interest and Form CRS disclosures or other related documentation to you in connection with the Public Offering, the Underwriter[s] [is/are] not making a recommendation to you to participate in the Public Offering or sell any Shares at the price determined in the Public Offering, and nothing set forth in such disclosures or documentation is intended to suggest that [any/the] Underwriter is making such a recommendation.
The undersigned understands that the Company and the Underwriter[s] are relying upon this Lock-Up Agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns. This Lock-Up Agreement may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com) or other transmission method and any counterparty so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. The undersigned agrees that this Lock-Up Agreement may be signed electronically.
This Lock-Up Agreement and any claim, controversy or dispute arising under or related to this Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York.
It is understood that this Lock-Up Agreement shall immediately be terminated and the undersigned shall be released from all obligations under this Lock-Up Agreement if (i) the Company notifies the Representatives, in writing, prior to the execution of the Underwriting Agreement, that it has determined not to proceed with the Public Offering, (ii) the Company files an application with the SEC to withdraw the registration statement related to the Public Offering, (iii) the Underwriting Agreement is executed but is then terminated (other than the provisions thereof which survive termination) prior to payment for and delivery of the shares to be sold thereunder, or (iv) the Public Offering shall not have been completed by [Date], in the event the Underwriting Agreement has not been executed by such date.
1 For selling stockholder only.
Annex II-5

Very truly yours,

Exact Name of Shareholder

Authorized Signature

Title